Exhibit 99.1

AITX’s 2024 Review Sets Up 2025 For Continued Strong Growth & Profitability

Detroit, Michigan, December 31, 2024 — Artificial Intelligence Technology Solutions, Inc. (the “Company”) (OTCPK:AITX), a global leader in AI-driven security and productivity solutions for enterprise clients, today announced that CEO Steve Reinharz has shared insights on the Company’s pivotal achievements in calendar year 2024. In a video message released earlier today, Reinharz detailed AITX’s extraordinary growth and achievements in 2024, highlighted by exponential increases in total revenue and recurring monthly revenue for the third consecutive year. This sustained growth reflects the Company’s ability to consistently scale its operations while delivering significant value to clients. Reinharz attributed these results to AITX’s unwavering commitment to innovation, operational efficiency, and its mission to lead the AI-driven security technology market.

The Company noted that its revenue growth, including increases in recurring monthly revenue, has been documented in its quarterly filings. Full FY 2025 financial results are expected to be filed with the SEC following the Company’s fiscal year-end on February 28, 2025.

One of the significant milestones in 2024 was AITX’s transition to its 4th generation technology platform, which was a transition to NVIDIA hardware from Intel hardware. This major shift required extensive development and rigorous testing, yet the result has been transformative. The new platform delivers dramatically improved reliability, faster processing, and simplified scalability while reducing the number of hardware components. This advancement not only enhances product performance but also accelerates production timelines, paving the way for increased deployment efficiency and customer satisfaction.

AITX achieved another major milestone in 2024 by surpassing 100 team members, reflecting the Company’s continued growth and commitment to its mission. This expanding workforce has enabled AITX to enhance its software and hardware development capabilities, bringing products like RADCam™ to market faster and more efficiently. Reinharz emphasized the dedication of the team, noting minimal turnover and a unified focus on driving the Company’s vision forward. The addition of new team members has not only bolstered innovation but also reinforced AITX’s ability to meet the growing demands of its enterprise clients.

In 2024, AITX introduced RADCam, an innovative addition to its lineup of AI-driven solutions, specifically intended for residential users. Designed to revolutionize residential safety and security, RADCam represents a significant leap forward in both functionality and market reach. Despite minor delays in deployment, Reinharz highlighted the importance of ensuring the product’s readiness before launch. Units are scheduled to ship in the coming weeks, supported by a comprehensive marketing push. Reinharz also shared plans to expand the residential product lineup, leveraging RADCam’s unique architecture to develop new form factors that enhance recurring monthly revenue streams. This strategic expansion underscores AITX’s adaptability and focus on capturing emerging opportunities in the security technology landscape.

The Company’s enterprise sales team made significant strides in 2024, solidifying its structure to meet the demands of an expanding product portfolio and growing market opportunities. Reinharz noted that the team’s cohesion and effectiveness have been instrumental in driving the Company’s exponential growth. Looking ahead, plans are in place to further expand the sales team to capitalize on the increasing demand for solutions such as RADCam and the popular RIO™ solar-powered mobile security units. With a robust sales funnel and new opportunities emerging daily, AITX is well-positioned to sustain its growth trajectory into 2025 and beyond.

As AITX concludes a transformative year, the Company sets its sights on even greater accomplishments in 2025. With a strengthened platform, an expanding team, and a growing portfolio of innovative solutions, Reinharz emphasized the importance of transparency and engagement, stating, “2024 was a pivotal year for AITX, and calendar year 2025 promises to be even more impactful. I invite all investors, fans and followers to join us for the AITX Investor Presentation on January 15, 2025, where we’ll dive deeper into our strategies and unveil what lies ahead. Together, we are building a future defined by growth and innovation.”

The Investor Presentation and RAD Technology Review will take place on Wednesday, January 15, 2025, at 4:00 pm ET. The event will be streamed live on the Company’s YouTube channel and across its social media platforms.

AITX, through its primary subsidiary, Robotic Assistance Devices, Inc. (RAD-I), is redefining the nearly $50 billion (US) security and guarding services industry1 through its broad lineup of innovative, AI-driven Solutions-as-a-Service business model. RAD-I solutions are specifically designed to provide cost savings to businesses of between 35%-80% when compared to the industry’s existing and costly manned security guarding and monitoring model. RAD-I delivers these tremendous cost savings via a suite of stationary and mobile robotic solutions that complement, and at times, directly replace the need for human personnel in environments better suited for machines. All RAD-I technologies, AI-based analytics and software platforms are developed in-house.

RAD-I has a prospective sales pipeline of over 35 Fortune 500 companies and numerous other client opportunities. RAD-I expects to continue to attract new business as it converts its existing sales opportunities into deployed clients generating a recurring revenue stream. Each Fortune 500 client has the potential of making numerous reorders over time.

AITX is an innovator in the delivery of artificial intelligence-based solutions that empower organizations to gain new insight, solve complex challenges and fuel new business ideas. Through its next-generation robotic product offerings, AITX’s RAD-I, RAD-R, RAD-M and RAD-G companies help organizations streamline operations, increase ROI, and strengthen business. AITX technology improves the simplicity and economics of patrolling and guard services and allows experienced personnel to focus on more strategic tasks. Customers augment the capabilities of existing staff and gain higher levels of situational awareness, all at drastically reduced cost. AITX solutions are well suited for use in multiple industries such as enterprises, government, transportation, critical infrastructure, education, and healthcare. To learn more, visit www.aitx.ai, www.radsecurity.com, www.radcam.ai, www.stevereinharz.com, www.radgroup.ai, www.raddog.ai, and www.radlightmyway.com, or follow Steve Reinharz on Twitter @SteveReinharz.

1https://www.ibisworld.com/united-states/market-research-reports/security-services-industry/

CAUTIONARY DISCLOSURE ABOUT FORWARD-LOOKING STATEMENTS

The information contained in this publication does not constitute an offer to sell or solicit an offer to buy securities of Artificial Intelligence Technology Solutions, Inc. (the “Company”). This publication contains forward-looking statements, which are not guarantees of future performance and may involve subjective judgment and analysis. The information provided herein is believed to be accurate and reliable, however the Company makes no representations or warranties, expressed or implied, as to its accuracy or completeness. The Company has no obligation to provide the recipient with additional updated information. No information in this publication should be interpreted as any indication whatsoever of the Company’s future revenues, results of operations, or stock price.

CERTAIN ILLUSTRATIVE FINANCIAL PROJECTIONS

Forward-Looking Statements

The financial projections of Artificial Intelligence Technology Solutions, Inc. (the “Company”) (the “Projections”) set forth below constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Our actual results, performance or achievements or industry standards may differ materially from those expressed or implied in such forward-looking statements. The forward-looking statements contained in the Projections are subject to trends and uncertainties. The forward-looking statements in the Projections are not guarantees of future results and are subject to risks that could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. As such, you are cautioned not to place undue reliance on such forward-looking statements. The Company is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events or otherwise. All forward-looking included below are qualified in their entirety by this cautionary statement and the statements under “Important Information” below.

Important Information Regarding Financial Projections

The Projections and the underlying assumptions were prepared internally by the Company’s management and were not prepared with a view towards compliance with published SEC or the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts or generally accepted accounting principles. Neither the Company’s independent auditors, nor any other independent accountants, have compiled, examined or performed any procedures or review with respect to the Projections, nor have they expressed any opinion or given any form of assurance with respect to such information or its achievability. Furthermore, the Projections are necessarily based on numerous variables, assumptions and estimates that are inherently uncertain, many of which are beyond the Company’s control, including a wide variety of industry performance, general business, economic, regulatory, competitive, market and financial conditions, as well as matters specific to the Company’s business.

The Projections should not be regarded as an indication that any of the Company or its affiliates or management considered to be predictive of actual future events. Actual results will likely vary from the Projections, and such variations may be material. Neither the Company nor its affiliates or management can give you any assurance that actual results will not differ materially from the Projections. The Projections should be read together with the Company’s historical financial statements, which may be accessed at www.sec.gov.

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Steve Reinharz

949-636-7060
@SteveReinharz